                                                                 EXHIBIT (24)(B)
                            FIRST UNION CORPORATION
                               POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of FIRST UNION CORPORATION (the "Corporation") hereby constitute and appoint Marion A. Cowell, Jr. and Kent S. Hathaway, and each of them severally, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, one or more Registration Statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the registration of the shares of Common Stock of the Corporation that were issued to a subsidiary of Banco Santander, S.A., in connection with the acquisition of First Fidelity Bancorporation by the Corporation, and to sign any and all amendments to such Registration Statements.

                      SIGNATURE                         CAPACITY
         /s/           EDWARD E. CRUTCHFIELD            Chairman and Chief Executive
                EDWARD E. CRUTCHFIELD                     Officer and Director
          /s/              ROBERT T. ATWOOD             Executive Vice President and
                   ROBERT T. ATWOOD                       Chief Financial Officer
           /s/               JAMES H. HATCH             Senior Vice President and
                    JAMES H. HATCH                        Corporate Controller (Principal
                                                          Accounting Officer)
           /s/               EDWARD E. BARR             Director
                    EDWARD E. BARR
          /s/             G. ALEX BERNHARDT             Director
                  G. ALEX BERNHARDT
           /s/             W. WALDO BRADLEY             Director
                   W. WALDO BRADLEY
          /s/               ROBERT J. BROWN             Director
                   ROBERT J. BROWN
          /s/               ROBERT D. DAVIS             Director
                   ROBERT D. DAVIS
          /s/              R. STUART DICKSON            Director
                  R. STUART DICKSON
           /s/                  B.F. DOLAN              Director
                      B.F. DOLAN

                      SIGNATURE                         CAPACITY
          /s/              RODDEY DOWD, SR.             Director
                   RODDEY DOWD, SR.
          /s/               JOHN R. GEORGIUS            Director
                   JOHN R. GEORGIUS
          /s/            ARTHUR M. GOLDBERG             Director
                  ARTHUR M. GOLDBERG
        /s/           WILLIAM H. GOODWIN, JR.           Director
               WILLIAM H. GOODWIN, JR.
          /s/              BRENTON S. HALSEY            Director
                  BRENTON S. HALSEY
           /s/            HOWARD H. HAWORTH             Director
                  HOWARD H. HAWORTH
           /s/               FRANK M. HENRY             Director
                    FRANK M. HENRY
                                                        Director
                  LEONARD G. HERRING
         /s/          JUAN RODRIGUEZ INCIARTE           Director
               JUAN RODRIGUEZ INCIARTE
          /s/              JACK A. LAUGHERY             Director
                   JACK A. LAUGHERY
            /s/                 MAX LENNON              Director
                      MAX LENNON
          /s/             RADFORD D. LOVETT             Director
                  RADFORD D. LOVETT
          /s/               JOSEPH NEUBAUER             Director
                   JOSEPH NEUBAUER
                         /s/                            Director
                 HENRY D. PERRY, JR.
          /s/           RANDOLPH N. REYNOLDS            Director
                 RANDOLPH N. REYNOLDS
           /s/                RUTH G. SHAW              Director
                     RUTH G. SHAW

                      SIGNATURE                         CAPACITY
          /s/                LANTY L. SMITH             Director
                    LANTY L. SMITH
         /s/          ANTHONY P. TERRACCIANO            Director
                ANTHONY P. TERRACCIANO
          /s/              DEWEY L. TROGDON             Director
                   DEWEY L. TROGDON
          /s/                 JOHN D. UIBLE             Director
                    JOHN D. UIBLE
           /s/                  B.J. WALKER             Director
                     B. J. WALKER

Dated: June 18, 1996
Charlotte, North Carolina